--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1999


Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.


     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,


/s/ Laurence D. Fink                    /s/ Ralph L. Schlosstein
-----------------------                 ----------------------------
Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                              November 30, 1999


Dear Shareholder:


     We are pleased to present the annual report for The BlackRock California Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RAA". The Trust's investment objective is to provide high current income that is exempt from regular federal and California income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout California.

     The table below summarizes the changes in the Trust's stock price and NAV over the past twelve months:





                       ------------------------------------------------------------
                         10/31/99    10/31/98     CHANGE         HIGH        LOW
                       ------------------------------------------------------------
--------------------------------------------------------------------------------
 STOCK PRICE             $ 15.50    $ 16.125     (3.88)%       $ 16.75     $ 14.625
 ----------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $ 14.34    $ 15.49      (7.42)%       $ 15.52     $ 14.27
 ----------------------------------------------------------------------------------



THE FIXED INCOME MARKETS

     The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

     After a brief rally in late 1998, Treasury yields rose dramatically during 1999. Over the period, the yield of the 30-year Treasury increased by 100 basis points, closing at 6.16% on October 31. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     Municipals underperformed the taxable market during the period, posting a -1.78% total return as measured by the LEHMAN MUNICIPAL BOND INDEX versus the LEHMAN AGGREGATE'S 0.53%. For much of the period, intermediate maturity securities outperformed longer maturity municipal securities. As interest rates rose to their highest level in four years during the third quarter of 1999, retail demand for municipal securities has increased dramatically. This rise in municipal interest rates is directly related to the increase of alternative taxable investment spreads over Treasuries. Currently municipals are substantially cheaper than their long-term average valuations as compared to Treasuries. Unlike the taxable market, which has witnessed a surge of supply by issuers trying to avoid potential year end market dislocations due to Y2K, the volume of new municipal issuance is down significantly from 1998's pace, creating a positive technical environment. We believe that the current market environment offers some of the most attractive investment opportunities in municipals in the last few years.

     Standard & Poor's raised California's general obligation rating in August to AA- from A+, citing the continued economic expansion and improved fiscal and budgetary performance. Payroll employment grew for the 40th consecutive month with September results setting a new record high at 14 million non-farm employees. On a year-over-year basis, non-farm employment grew 2.8% in spite of the slow but steady decline in manufacturing, primarily in the aerospace sector. Unemployment dropped to 4.9% in September, the State's lowest rate ever since recording began in January 1970 and only

0.7% above the national average. The State's fiscal 2000 budget is based upon conservative assumptions providing some flexibility. Overall revenue collections through October were greater than anticipated, providing the State with an improved liquidity position which should allow the State to weather potential future volatility in the economically sensitive revenue stream.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     In seeking to achieve its investment objectives, the Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage via auction rate preferred stock to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. While the amount of preferred shares outstanding has remained constant, the percentage of leverage utilized by the Trust fluctuates modestly as the net asset value moves. Over the period, the Trust's borrowing costs continue to be profitable.

     During the period, the Trust sought to take advantage of tight municipal credit spreads to improve its overall credit profile. Specifically, the Trust emphasized higher rated securities over lower rated securities. Additionally, the Trust maintained a defensive coupon structure, which was achieved by adding premium coupons, which positively contributed to the Trust's total returns as interest rates rose during the period.

     The following charts compare the Trust's current and October 31, 1998 asset composition and credit quality allocations:


-------------------------------------------------------------
                      SECTOR BREAKDOWN
-------------------------------------------------------------
  SECTOR                  OCTOBER 31, 1999   OCTOBER 31, 1998
-------------------------------------------------------------
  Transportation                20%                20%
-------------------------------------------------------------
  Lease                         17%                15%
-------------------------------------------------------------
  University                    15%                15%
-------------------------------------------------------------
  District                      10%                10%
-------------------------------------------------------------
  Power                         9%                 10%
-------------------------------------------------------------
  Housing                       9%                  9%
-------------------------------------------------------------
  Industrial                    5%                  6%
-------------------------------------------------------------
  Water & Sewer                 5%                  6%
-------------------------------------------------------------
  City, County & State          5%                  5%
-------------------------------------------------------------
  Student Loans                 5%                  4%
-------------------------------------------------------------



  CREDIT RATING*        OCTOBER 31, 1999   OCTOBER 31, 1998
-------------------------------------------------------------
      AAA/Aaa                  46%                49%
-------------------------------------------------------------
       AA/Aa                   24%                20%
-------------------------------------------------------------
        A/A                    20%                21%
-------------------------------------------------------------
      BBB/Baa                  10%                10%
-------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock California Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely,



/s/ Robert Kapito                      /s/ Kevin Klingert
-----------------------------------    ---------------------------------------
Robert Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.

 -----------------------------------------------------------------------
       THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
 -----------------------------------------------------------------------
  Symbol on American Stock Exchange:                            RAA
 -----------------------------------------------------------------------
  Initial Offering Date:                                    May 28, 1993
 -----------------------------------------------------------------------
  Closing Stock Price as of 10/31/99                         $ 15.50
 -----------------------------------------------------------------------
  Net Asset Value as of 10/31/99:                            $ 14.34
 -----------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/99 ($15.50)1:        5.66%
 -----------------------------------------------------------------------
  Current Monthly Distribution per Share2:                   $  0.073125
 -----------------------------------------------------------------------
  Current Annualized Distribution per Share2:                $  0.877500
 -----------------------------------------------------------------------


1 Yield  on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                           OPTION CALL
   RATING*     AMOUNT                                                                             PROVISIONS+      VALUE
 (UNAUDITED)   (000)                            DESCRIPTION                                       (UNAUDITED)     (NOTE 1)
============= ========= =========================================================================== ================ ==============
                        LONG-TERM INVESTMENTS-145.1%
                        California Educational Fac. Auth. Rev.,
 AAA         $   760++    Santa Clara Univ., 5.00%, 9/01/06 ........................................       N/A         $    787,823
 AAA             240      Santa Clara Univ., 5.00%, 9/01/15, MBIA ..................................  No Opt. Call          221,609
 AAA           1,000      Student Loan Prog., Ser. A, 6.00%, 3/01/16, MBIA .........................   3/07 at 102        1,004,320
                        California St. G.O.,
 AA-             960++    5.75%, 3/01/05 ...........................................................       N/A            1,022,851
 AA-              40      5.75%, 3/01/19 ...........................................................   3/05 at 101           39,624
                        California St. Hsg. Fin. Agcy. Rev., Home Mtge.,
 AA-             815      Ser. B-1, 6.45%, 2/01/11 .................................................   8/04 at 102          833,419
 AA-           1,000      Ser. G, 7.20%, 8/01/14 ...................................................   8/04 at 102        1,043,970
                        California St. Pub. Wks. Brd. Lease Rev.,
 A+            1,000++    Dept. of Corrections., Ser. A, 6.875%, 11/01/04 ..........................       N/A            1,125,020
 A             1,000      St. Univ. Proj., Ser. A, 6.10%, 10/01/06 ..................................  10/04 at 102       1,072,190
 AAA           1,000++    St. Univ. Proj., Ser. A, 6.40%, 12/01/02, AMBAC ...........................       N/A           1,081,360
 BBB-          1,385    Foothill / Eastern. Trans. Agcy., Ser. A, Zero Coupon, 1/01/04 ............  No Opt. Call         1,135,188
                        Los Angeles Cnty.,
 AAA           1,000++    Met. Trans. Auth., Sales Tax Rev., 6.00%, 7/01/06, MBIA ..................       N/A            1,085,660
 AAA           1,000      Special Tax, Ser. A, 5.50%, 9/01/14, FSA .................................   9/07 at 102          994,660
 AA            1,150    Los Angeles Harbor Dept. Rev., Ser. B, 6.00%, 8/01/13 .....................    8/06 at 101        1,185,523
 AA            1,000++  Los Angeles Pub. Wks. Fin. Auth. Rev., Regl. Park & Open Space, Dist. A,
                          6.00%, 10/01/04 ...........................................................       N/A           1,082,850
 BBB-          1,000    Sacramento Pwr. Auth., Cogeneration Proj. Rev., 6.50%, 7/01/09 ............    7/06 at 102        1,062,580
 AAA             500    San Diego Ind. Dev. Rev., Ser. A, 5.90%, 6/01/18, AMBAC ...................    6/03 at 102          502,175
                        San Francisco City & Cnty.,
 AAA           1,000      Arpt. Comn. Rev., Intl. Arpt., Ser. 6, 6.125%, 5/01/09, AMBAC ............   5/04 at 102        1,054,810
 AAA           1,000      Sewer Rev., Ser. A, 5.95%, 10/01/25, FGIC ................................   10/03 at 102       1,001,650
 AAA           1,000    Southern California Pub. Pwr. Auth. Transmission Proj. Rev.,
                          5.50%, 7/01/20, MBIA ......................................................  7/02 at 100          958,170
                        Univ. of California Rev.,
 A+            1,135      Ser. B, 6.30%, 9/01/03 ...................................................       N/A            1,233,961
 AAA           1,000++    Ser. D, 6.10%, 9/01/02, MBIA .............................................       N/A            1,068,710
 AAA             370    West Basin Municipal Water Dist. Rev. C.O.P., Ser. A, 5.50%, 8/01/22, AMBAC    8/07 at 101          352,436
                                                                                                                       ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $19,667,000) ............................                      20,950,559
                                                                                                                       ------------

                        SHORT-TERM INVESTMENTS**-5.5%
 A-1+            800    Irvine California Impvt., 3.50%, 11/01/99, FRDD (cost $800,000) ...........       N/A               800,000
                                                                                                                       ------------


                       See Notes to Financial Statements.
                                       5

-----------------------------------------------------------------------------------------------------------------------------------
               PRINCIPAL                                                                  OPTION CALL
   RATING*      AMOUNT                                                                   PROVISIONS+       VALUE
 (UNAUDITED)     (000)                            DESCRIPTION                             (UNAUDITED)     (NOTE 1)
============= ========== ============================================================ ================ ==============
                         TOTAL INVESTMENTS-150.6% (COST $20,467,000) ................                   $ 21,750,559
                         Other assets in excess of liabilities-1.3% .................                        188,298
                         Liquidation value of preferred stock-(51.9)% ...............                     (7,500,000)
                                                                                                        ------------
                         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ..........                   $ 14,438,857
                                                                                                        ============


--------
 * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and prices of the earliest optional call on redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definitions.


-----------------------------------------------------------------------------------------------------------------------------------
                                    THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
     AMBAC -  American Municipal Bond Assurance Corporation     FSA  -  Financial Security Assurance
    C.O.P. -  Certificate of Participation                      G.O. -  General Obligation Bond
      FGIC -  Financial Guaranty Insurance Company              MBIA -  Municipal Bond Insurance Association
      FRDD -  Floating Rate Daily Demand
-----------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
                                       6

----------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
----------------------------------------------------------------------

ASSETS
Investments, at value (cost $20,467,000) (Note 1) .....    $21,750,559
Interest receivable ...................................        293,640
                                                           -----------
                                                            22,044,199
                                                           -----------
LIABILITIES
Due to custodian ......................................         63,755
Advisory fee payable (Note 2) .........................          6,560
Dividends payable-preferred stock .....................          2,424
Administration fee payable (Note 2) ...................          1,874
Other accrued expenses ................................         30,729
                                                           -----------
                                                               105,342
                                                           -----------
NET INVESTMENT ASSETS .................................    $21,938,857
                                                           ===========
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) ..................................    $    10,071
  Paid-in capital in excess of par ....................     13,897,103
 Preferred stock (Note 4) .............................      7,500,000
                                                           -----------
                                                            21,407,174
 Undistributed net investment income ..................         24,429
 Accumulated net realized loss ........................       (776,305)
 Net unrealized appreciation ..........................      1,283,559
                                                           -----------
Net investment assets, October 31, 1999 ...............    $21,938,857
                                                           ===========
Net assets applicable to common shareholders ..........    $14,438,857
                                                           ===========
Net asset value per share:
  ($14,438,857 \d 1,007,093 shares of common
  stock issued and outstanding) .......................    $     14.34
                                                           ===========


----------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
----------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest and discount earned .........                   $1,257,735
                                                            ----------

Expenses
   Investment advisory ..................                       80,508
   Reports to shareholders ..............                       31,000
   Administration .......................                       23,000
   Auction agent ........................                       19,000
   Directors ............................                       14,000
   Transfer agent .......................                        9,500
   Audit ................................                        7,000
   Legal ................................                        5,000
   Custodian ............................                        3,000
   Miscellaneous ........................                       11,226
                                                            ----------
   Total expenses .......................                      203,234
                                                            ----------
Net investment income ...................                    1,054,501
                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Realized gain on investments ............                       42,400
Net change in unrealized appreciation on
 investments ............................                   (1,146,734)
                                                            ----------
Net loss on investments .................                   (1,104,334)
                                                            ----------
NET DECREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ...............                   $  (49,833)
                                                            ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------



                                                                                    YEAR ENDED OCTOBER 31,
                                                                               ---------------------------------
                                                                                     1999              1998
                                                                               ---------------   ---------------
INCREASE (DECREASE) IN INVESTMENT ASSETS
OPERATIONS:
 Net investment income .....................................................    $  1,054,501      $  1,058,329
 Net realized gain on investments ..........................................          42,400                 -
 Net change in unrealized appreciation on investments ......................      (1,146,734)          791,797
                                                                                ------------      ------------
 Net increase (decrease) in net investment assets resulting from operations          (49,833)        1,850,126
DIVIDENDS:
 To common shareholders from net investment income .........................        (883,630)         (883,641)
 To preferred shareholders from net investment income ......................        (222,879)         (244,760)
                                                                                ------------      ------------
 Total dividends ...........................................................      (1,106,509)       (1,128,401)
                                                                                ------------      ------------
  Total increase (decrease) ................................................      (1,156,342)          721,725
NET INVESTMENT ASSETS
Beginning of year ..........................................................      23,095,199        22,373,474
                                                                                ------------      ------------
End of year ................................................................    $ 21,938,857      $ 23,095,199
                                                                                ============      ============



                       See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                        YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------------------------------
                                                                        1999         1998       1997        1996          1995
                                                                    ----------- ----------- ------------ ----------- --------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ................................   $ 15.49     $  14.77   $  14.20    $ 13.85      $   11.74
                                                                      -------     --------   --------    -------      ---------
 Net investment income ............................................      1.05         1.05       1.07       1.08           1.05
 Net realized and unrealized gain (loss) on investments ...........    ( 1.10)         .79        .61        .33           2.12
                                                                      -------     --------   --------    -------      ---------
Net increase (decrease) from investment operations ................    ( 0.05)        1.84       1.68       1.41           3.17
                                                                      -------     --------   --------    -------      ---------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders ............................................    (  .88)      (  .88)   (   .87)    (  .80)       (   .79)
   Preferred shareholders .........................................    (  .22)      (  .24)   (   .24)    (  .25)       (   .27)
 Distributions in excess of net realized gains
  on investments to:
  Common shareholders .............................................         -            -         **     (  .01)             -
  Preferred shareholders ..........................................         -            -         **         **              -
                                                                      -------    ---------   --------   --------     ----------
 Total dividends and distributions ................................    ( 1.10)      ( 1.12)   (  1.11)    ( 1.06)       (  1.06)
                                                                      -------    ---------   --------    -------     ----------
Net asset value, end of year* .....................................   $ 14.34     $  15.49   $  14.77    $ 14.20      $   13.85
                                                                      =======    =========   ========    =======     ==========
Per share market value, end of year* ..............................   $ 15.50     $  16.125  $  15.00    $ 13.50      $   12.625
                                                                      =======    =========   ========    =======     ==========
TOTAL INVESTMENT RETURN+:  ........................................      1.52%       13.70%     17.98%     13.80%         26.86%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Expenses++ . ......................................................      1.34%        1.36%      1.32%      1.42%          1.52%
Net investment income before preferred stock dividends++.. ........      6.95%        6.93%      7.48%      7.78%          8.24%
Preferred stock dividends .........................................      1.47%        1.60%      1.70%      1.82%          2.09%
Net investment income available to common shareholders ............      5.48%        5.33%      5.78%      5.96%          6.15%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $15,170    $  15,265   $ 14,445   $ 13,996     $   12,892
Portfolio turnover rate ...........................................         4%           0%        28%        72%           149%
Net assets of common shareholders, end of year (in thousands) .....   $14,439    $  15,595   $ 14,873   $ 14,296     $   13,946
Asset coverage per share of preferred stock, end of year ..........   $73,138    $  76,990   $ 74,583   $ 72,654     $   71,485
Preferred stock outstanding (in thousands) ........................   $ 7,500    $   7,500   $  7,500   $  7,500     $    7,500




----------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.
** Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.00056 per share and to preferred shareholders was $0.00018 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0048 per common share.
+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.



                       See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The  BlackRock  California  Investment  Quality  Municipal  Trust Inc. (the
"Trust") was organized in Maryland on April 12, 1993 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular federal and California state income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from date of purchase are valued at current market quotation until maturity or disposition.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC
("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Company of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Purchase  and  sales  of  investment  securities,   other  than  short-term
investments, for the year ended October 31, 1999 aggregated $931,113 and $1,563,613, respectively.

     The federal income tax basis of the Trust's investments at October 31, 1999 was substantially the same as the basis for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $1,283,559.

     For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1999 of approximately $773,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4.  CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 1,007,093 shares outstanding at October 31, 1999, the Adviser owned 7,093 shares. As of October 31, 1999 there were 300 shares of Preferred Stock Series W7 outstanding.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 150 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series W7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 2.75% to 3.375% during the year ended October 31, 1999.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

     Subsequent to October 31, 1999, the Board of Directors of the Trust declared a dividend from undistributed earnings of $.073125 per common share payable December 1, 1999 to shareholders of record on November 15, 1999.

     For the period November 1, 1999 to November 30, 1999, dividends declared on Preferred Stock totalled $20,118 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock California Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock California Investment Quality Municipal Trust Inc. as of October 31, 1999 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock California Investment Quality Municipal Trust Inc. at October 31, 1999, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------------
Deloitte & Touche LLP
New York, New York
December 13, 1999

--------------------------------------------------------------------------------
       THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1999) as to the federal tax status of dividends you received during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.8775 per share to common shareholders and $742.93 per share to preferred shareholders.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust has evaluated its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it has evaluated whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately one million dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is continuing to evaluate the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser received responses from substantially all such suppliers with respect to their Year 2000 compliance. However, there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser advised the Trust that it has prepared a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 Readiness Statement for purposes of that Act.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The  BlackRock  California   Investment  Quality  Municipal  Trust's  investment
objective is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade California Municipal Obligations, which include debt obligations issued by or on behalf of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal and California income tax. California Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade California Municipal Obligations or other qualifying issuers. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in California Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RAA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Income Trust Inc.                                         BKT         N/A
The BlackRock North American Government Income Trust Inc.               BNA         N/A
The BlackRock High Yield Trust                                          BHY         N/A
TERM TRUSTS
The BlackRock Target Term Trust Inc.                                    BTT        12/00
The BlackRock 2001 Term Trust Inc.                                      BTM        06/01
The BlackRock Strategic Term Trust Inc.                                 BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                        BQT        12/04
The BlackRock Advantage Term Trust Inc.                                 BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.               BCT        12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS         N/A
The BlackRock Strategic Municipal Trust                                 BSD         N/A
TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10


IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
         AT (800) 227-7BFM (7236)OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.



                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                      THE BLACKROCK CALIFORNIA INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM

Printed on recycled paper                                           09247U-10-7
                                                                    09247F-10-0

BLACKROCK

THE
CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
----------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1999


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